UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 18, 2003

Commission File No. 000-22688

MACROMEDIA, INC.

(A Delaware Corporation)

I.R.S. Employer Identification No. 94-3155026

600 Townsend Street

San Francisco, California 94103

(415) 252-2000

Item 2:	Acquisition or Disposition of Assets.

The Registrant has exercised options to purchase, or has purchased, the real property, including the land, the building and the fixtures, of three contiguous buildings in San Francisco, California. The acquired properties are adjacent to locations where the Registrant currently conducts various corporate, product development and operational activities.

On August 12, 2003, the Registrant exercised its option to purchase the real property, including the land, the building and the fixtures, located at 601 Townsend Street, San Francisco, California (the “601 Property”), at a purchase price of $40,350,000. The option to purchase the 601 Property was exercised pursuant to an option agreement entered into by the Registrant and Baker Hamilton Properties, LLC, as such agreement was subsequently amended on August 14, 2003. In consideration for the option to purchase the 601 Property, the Registrant made a payment of $200,000 to Baker Hamilton Properties, LLC, which will be applied to the purchase price. On August 12, 2003, in connection with the exercise of the option to purchase the 601 Property, the Registrant deposited an additional $2,500,000 into escrow to be applied to the purchase price of the 601 Property. The remaining balance of the purchase price will be funded upon closing of the purchase and transfer of title, which is anticipated to occur on or before April 30, 2004. However, the closing date may be accelerated by Baker Hamilton Properties, LLC with no less than forty-five day prior written notice to the Registrant. The Registrant intends to occupy the 601 Property to conduct various corporate, product development and operational activities.

On August 12, 2003, the Registrant exercised its option, subject to certain contingencies, to purchase the real property, including the land, the building and the fixtures, located at 625 Townsend Street, San Francisco, California (the “625 Property”), at a purchase price of $8,850,000. The option to purchase the 625 Property was exercised pursuant to an option agreement entered into by the Registrant and Townsend 625, LLC, as such agreement was subsequently amended on August 14, 2003. In consideration for the option to purchase the 625 Property, the Registrant made a payment of $25,000 to Townsend 625, LLC, which will be applied to the purchase price. On August 12, 2003, in connection with the exercise of the option to purchase the 625 Property, the Registrant deposited an additional $600,000 into escrow to be applied to the purchase price of the 625 Property. On August 15, 2003, the contingencies to closing of escrow were removed, and, on August 18, 2003, the remaining balance of the purchase price was funded and the title to the 625 Property was transferred. The Registrant intends to occupy the 625 Property to conduct various corporate, product development and operational activities.

On August 12, 2003, the Registrant exercised its option, subject to certain contingencies, to purchase the real property, including the land, the building and the fixtures, located at 650 King Street, San Francisco, California (the “650 Property”), at a purchase price of $5,800,000. The option to purchase the 650 Property was exercised pursuant to an option agreement entered into by the Registrant and Baker Hamilton Properties, LLC. In consideration for the option to purchase the 650 Property, the Registrant made a payment of $25,000 to Baker Hamilton Properties, LLC, which will be applied to the purchase price. On August 12, 2003, in connection with the exercise of such option to purchase the 650 Property, the Registrant deposited an additional $400,000 into escrow for the purchase of the 650 Property. On August 15, 2003, the contingencies to closing of escrow were removed, and, on August 18, 2003, the remaining balance of the purchase price was funded and the title to the 650 Property was transferred. The Registrant intends to utilize the 650 Property as an automobile parking garage for its employees.

The purchase prices for the properties were based primarily on valuation relative to prevalent market prices for comparable real estate properties. The purchase price paid, or to be paid for the real estate properties described in this Item 2 was, and will be funded from the Registrant’s existing cash from operations and existing cash, cash equivalents and available-for-sale short-term investments.

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Item 7:	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

The following exhibits are filed or furnished, as applicable, as part of this report:

Exhibit No.	Description

10.01	Option Agreement for 601 Townsend Street, San Francisco, California, dated July 16, 2003, by and between the Registrant and Baker Hamilton Properties, LLC.

10.02	Option Agreement for 625 Townsend Street, San Francisco, California, dated July 16, 2003, by and between the Registrant and Townsend 625, LLC.

10.03	Option Agreement for 650 King Street, San Francisco, California, dated July 16, 2003, by and between the Registrant and Baker Hamilton Properties, LLC.

10.04	Form of Exercise Notice for the Exercise of Option to Purchase the Real Property located at 601 Townsend Street, San Francisco, California (included in Exhibit 10.01 hereto).

10.05	Form of Exercise Notice for the Exercise of Option to Purchase the Real Property located at 625 Townsend Street, San Francisco, California (included in Exhibit 10.02 hereto).

10.06	Form of Exercise Notice for the Exercise of Option to Purchase the Real Property located at 650 King Street, San Francisco, California (included in Exhibit 10.03 hereto).

10.07	First Amendment, dated August 14, 2003, to Option Agreement for 601 Townsend Street, San Francisco, California by and between the Registrant and Baker Hamilton Properties, LLC.

10.08	First Amendment, dated August 14, 2003, to Option Agreement for 625 Townsend Street, San Francisco, California by and between the Registrant and Townsend 625 LLC.

99.01*	Registrant’s Press Release, issued August 19, 2003.

*	Exhibit 99.01 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 9 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9:	Regulation FD Disclosure

The following information set forth in this Item 9 of this Form 8-K, including the text of the press release, attached as Exhibit 99.01 to this Form 8-K, is being furnished to, but not filed with, the SEC pursuant to Item 9, “Regulation FD Disclosure.”

On August 19, 2003, Macromedia, Inc. (the “Registrant”) issued a press release (the “Press Release”) announcing the Registrant’s purchase, and exercise of options to purchase the real property, including the land, the building and the fixtures, of three contiguous buildings in San Francisco, California. A copy of the Press Release is attached as Exhibit 99.01 to this Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACROMEDIA, INC.

Date: August 19, 2003	By:	/s/ ELIZABETH A. NELSON
Elizabeth A. Nelson Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.01	Option Agreement for 601 Townsend Street, San Francisco, California, dated July 16, 2003, by and between the Registrant and Baker Hamilton Properties, LLC.

10.02	Option Agreement for 625 Townsend Street, San Francisco, California, dated July 16, 2003, by and between the Registrant and Townsend 625, LLC.

10.03	Option Agreement for 650 King Street, San Francisco, California, dated July 16, 2003, by and between the Registrant and Baker Hamilton Properties, LLC.

10.04	Form of Exercise Notice for the Exercise of Option to Purchase the Real Property located at 601 Townsend Street, San Francisco, California (included in Exhibit 10.01 hereto).

10.05	Form of Exercise Notice for the Exercise of Option to Purchase the Real Property located at 625 Townsend Street, San Francisco, California (included in Exhibit 10.02 hereto).

10.06	Form of Exercise Notice for the Exercise of Option to Purchase the Real Property located at 650 King Street, San Francisco, California (included in Exhibit 10.03 hereto).

10.07	First Amendment, dated August 14, 2003, to Option Agreement for 601 Townsend Street, San Francisco, California by and between the Registrant and Baker Hamilton Properties, LLC.

10.08	First Amendment, dated August 14, 2003, to Option Agreement for 625 Townsend Street, San Francisco, California by and between the Registrant and Townsend 625 LLC.

99.01*	Registrant’s Press Release, issued August 19, 2003.

*	Exhibit 99.01 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 9 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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